Pension and Other Post-Retirement Benefits And Employee Benefits - Expected Future Payments for Premiums and Claims Under Health and Welfare Plan (Detail) - Post-Retirement Benefits $ in Thousands	Dec. 31, 2020 USD ($)
Defined Benefit Plan Disclosure [Line Items]
2021	$ 915
2022	881
2023	851
2024	820
2025	789
2026 and thereafter	3,451
Total	$ 7,707